Rule 497(e)

Registration Nos. 333-125751 and 811-21774

FIRST TRUST EXCHANGE-TRADED FUND
(the “Trust”)

FIRST TRUST DOW JONES SELECT MICROCAP INDEX FUND
FIRST TRUST S&P REIT INDEX FUND
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE FUNDS’ PROSPECTUS

DATED MAY 1, 2020

Notwithstanding anything to the contrary in the Funds’ Prospectus, the Funds’ Index Provider has announced that, due to the recent period of extreme global market volatility, market wide circuit breaker events and exchange closures, the March 2020 scheduled rebalance and reconstitution of each Fund’s Index has been canceled.  This means that securities will not be bought, sold or reweighted pursuant to a Fund’s stated Index methodology until the Index’s next scheduled rebalance and reconstitution in June 2020. During this delay, it is possible that an Index and, in turn, a Fund will deviate from its stated Index methodology and therefore experience returns different than those that would have been achieved under a normal rebalance and reconstitution schedule.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND'S PROSPECTUS FOR FUTURE REFERENCE